Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Charter Communications Operating, LLC

(Exact name of obligor as specified in its charter)

Delaware	43-1843260
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Charter Communications Operating Capital Corp.

(Exact name of obligor as specified in its charter)

Delaware	20-1044453
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

CCO Holdings, LLC	Delaware	86-1067239

AdCast North Carolina Cable Advertising, LLC	Delaware	06-1611033

Alabanza LLC	Delaware	26-0665775

America’s Job Exchange LLC	Delaware	14-1850188

Athens Cablevision, LLC	Delaware	38-2725702

BHN Home Security Services, LLC	Delaware	26-2831653

BHN Spectrum Investments, LLC	Delaware	20-8141882

Bresnan Broadband Holdings, LLC	Delaware	13-4119839

Bresnan Broadband of Colorado, LLC	Colorado	35-2403834

Bresnan Broadband of Montana, LLC	Montana	32-0334681

Bresnan Broadband of Utah, LLC	Utah	30-0667318

Bresnan Broadband of Wyoming, LLC	Wyoming	61-1642737

Bresnan Communications, LLC	Delaware	90-0664229

Bresnan Digital Services, LLC	Delaware	38-3833973

Bresnan Microwave of Montana, LLC	Delaware	36-4691716

Bright House Networks Information Services (Alabama), LLC	Delaware	20-1544201

Bright House Networks Information Services (California), LLC	Delaware	20-1544390

Bright House Networks Information Services (Florida), LLC	Delaware	59-3758339

Bright House Networks Information Services (Indiana), LLC	Delaware	20-1544486

Bright House Networks Information Services (Michigan), LLC	Delaware	20-1544302

Bright House Networks, LLC	Delaware	02-0636401

Cable Equities Colorado, LLC	Delaware	84-1000716

Cable Equities of Colorado Management LLC	Delaware	84-1004751

CC 10, LLC	Delaware	11-3546155

CC Fiberlink, LLC	Delaware	43-1928509

CC Michigan, LLC	Delaware	13-4029981

CC Systems, LLC	Delaware	43-1925731

CC V Holdings, LLC	Delaware	13-4029965

CC VI Fiberlink, LLC	Delaware	20-0310684

CC VI Operating Company, LLC	Delaware	43-1864760

CC VII Fiberlink, LLC	Delaware	20-0310704

CC VIII Fiberlink, LLC	Delaware	20-0310844

CC VIII Holdings, LLC	Delaware	38-2558446

CC VIII Operating, LLC	Delaware	38-2558446

CC VIII, LLC	Delaware	13-4081498

CCO Fiberlink, LLC	Delaware	20-0310854

CCO Holdco Transfers VII, LLC	Delaware	47-0970548

CCO LP, LLC	Delaware	47-0981326

CCO NR Holdings, LLC	Delaware	86-1067241

CCO Purchasing, LLC	Delaware	43-1864759

CCO SoCal I, LLC	Delaware	80-0732570

CCO SoCal II, LLC	Delaware	90-0732400

CCO SoCal Vehicles, LLC	Delaware	45-2868853

CCO Transfers, LLC	Delaware	47-0970631

Charter Advanced Services (AL), LLC	Delaware	32-0400319

Charter Advanced Services (CA), LLC	Delaware	80-0890397

Charter Advanced Services (CO), LLC	Delaware	32-0415082

Charter Advanced Services (CT), LLC	Delaware	80-0890773

Charter Advanced Services (GA), LLC	Delaware	38-3897585

Charter Advanced Services (IL), LLC	Delaware	46-1988793

Charter Advanced Services (IN), LLC	Delaware	47-1023144

Charter Advanced Services (KY), LLC	Delaware	47-1034561

Charter Advanced Services (LA), LLC	Delaware	90-0932382

Charter Advanced Services (MA), LLC	Delaware	30-0762559

Charter Advanced Services (MD), LLC	Delaware	81-1622833

Charter Advanced Services (MI), LLC	Delaware	38-3897532

Charter Advanced Services (MN), LLC	Delaware	32-0400643

Charter Advanced Services (MO), LLC	Delaware	32-0400433

Charter Advanced Services (MS), LLC	Delaware	61-1722677

Charter Advanced Services (MT), LLC	Delaware	32-0414720

Charter Advanced Services (NC), LLC	Delaware	80-0891281

Charter Advanced Services (NE), LLC	Delaware	90-0932594

Charter Advanced Services (NH), LLC	Delaware	30-0763042

Charter Advanced Services (NV), LLC	Delaware	30-0762819

Charter Advanced Services (NY), LLC	Delaware	36-4752850

Charter Advanced Services (OH), LLC	Delaware	47-1022897

Charter Advanced Services (OR), LLC	Delaware	61-1704031

Charter Advanced Services (PA), LLC	Delaware	47-1022857

Charter Advanced Services (SC), LLC	Delaware	46-1943109

Charter Advanced Services (TN), LLC	Delaware	80-0890880

Charter Advanced Services (TX), LLC	Delaware	46-1943601

Charter Advanced Services (UT), LLC	Delaware	46-3166882

Charter Advanced Services (VA), LLC	Delaware	90-0933316

Charter Advanced Services (VT), LLC	Delaware	90-0932933

Charter Advanced Services (WA), LLC	Delaware	80-0891340

Charter Advanced Services (WI), LLC	Delaware	46-1943751

Charter Advanced Services (WV), LLC	Delaware	47-1034638

Charter Advanced Services (WY), LLC	Delaware	38-3911344

Charter Advanced Services VIII (MI), LLC	Delaware	35-2466192

Charter Advanced Services VIII (MN), LLC	Delaware	90-0932548

Charter Advanced Services VIII (WI), LLC	Delaware	46-1943928

Charter Advertising of Saint Louis, LLC	Delaware	43-1475682

Charter Cable Operating Company, LLC	Delaware	75-2775557

Charter Cable Partners, LLC	Delaware	75-2775562

Charter Communications Entertainment I, LLC	Delaware	43-1720016

Charter Communications Entertainment, LLC	Delaware	43-1723475

Charter Communications of California, LLC	Delaware	47-0989093

Charter Communications Properties LLC	Delaware	43-1792671

Charter Communications Ventures, LLC	Delaware	43-1901566

Charter Communications VI, L.L.C.	Delaware	43-1854208

Charter Communications VII, LLC	Delaware	43-1867193

Charter Communications, LLC	Delaware	43-1659860

Charter Distribution, LLC	Delaware	74-3089287

Charter Fiberlink – Alabama, LLC	Delaware	20-0193389

Charter Fiberlink – Georgia, LLC	Delaware	20-0193674

Charter Fiberlink – Illinois, LLC	Delaware	43-1943035

Charter Fiberlink – Maryland II, LLC	Delaware	81-2255084

Charter Fiberlink – Michigan, LLC	Delaware	43-1875389

Charter Fiberlink – Missouri, LLC	Delaware	43-1928511

Charter Fiberlink – Nebraska, LLC	Delaware	81-0547765

Charter Fiberlink – Pennsylvania, LLC	Delaware	20-0258623

Charter Fiberlink – Tennessee, LLC	Delaware	20-0193707

Charter Fiberlink AR-CCVII, LLC	Delaware	20-0709081

Charter Fiberlink CA-CCO, LLC	Delaware	43-1943040

Charter Fiberlink CC VIII, LLC	Delaware	43-1793439

Charter Fiberlink CCO, LLC	Delaware	43-1876029

Charter Fiberlink CT-CCO, LLC	Delaware	20-0339366

Charter Fiberlink LA-CCO, LLC	Delaware	20-0709283

Charter Fiberlink MA-CCO, LLC	Delaware	20-0258357

Charter Fiberlink MS-CCVI, LLC	Delaware	20-0709405

Charter Fiberlink NC-CCO, LLC	Delaware	20-0258604

Charter Fiberlink NH-CCO, LLC	Delaware	20-0709514

Charter Fiberlink NV-CCVII, LLC	Delaware	20-0474139

Charter Fiberlink NY-CCO, LLC	Delaware	20-0426827

Charter Fiberlink OH-CCO, LLC	Delaware	20-0709711

Charter Fiberlink OR-CCVII, LLC	Delaware	20-0474232

Charter Fiberlink SC-CCO, LLC	Delaware	43-1943037

Charter Fiberlink TX-CCO, LLC	Delaware	43-1943038

Charter Fiberlink VA-CCO, LLC	Delaware	20-0709822

Charter Fiberlink VT-CCO, LLC	Delaware	20-0258644

Charter Fiberlink WA-CCVII, LLC	Delaware	20-0474261

Charter Helicon, LLC	Delaware	43-1855018

Charter Home Security, LLC	Delaware	47-1496418

Charter Leasing Holding Company, LLC	Delaware	47-4669203

Charter Leasing of Wisconsin, LLC	Delaware	47-4657690

Charter RMG, LLC	Delaware	43-1854203

Charter Stores FCN, LLC	Delaware	03-0475570

Charter Video Electronics, LLC	Delaware	39-1029927

DukeNet Communications Holdings, LLC	Delaware	27-2958210

DukeNet Communications, LLC	Delaware	27-2985707

Falcon Cable Communications, LLC	Delaware	52-2095705

Falcon Cable Media, a California Limited Partnership	California	95-4455189

Falcon Cable Systems Company II, L.P.	California	95-4582801

Falcon Cablevision, a California Limited Partnership	California	95-4455183

Falcon Community Cable, L.P.	Delaware	95-4455187

Falcon Community Ventures I Limited Partnership	California	95-4455185

Falcon First Cable of the Southeast, LLC	Delaware	95-4258089

Falcon First, LLC	Delaware	95-4258093

Falcon Telecable, a California Limited Partnership	California	95-4455179

Falcon Video Communications, L.P.	Delaware	95-4375518

Helicon Partners I, L.P.	Delaware	22-3337392

Hometown T.V., LLC	Delaware	14-1749551

HPI Acquisition Co. LLC	Delaware	22-3441341

ICI Holdings, LLC	Delaware	13-4074206

Insight Blocker LLC	Delaware	81-2564976

Insight Capital LLC	Delaware	13-4079679

Insight Communications Company, L.P.	Delaware	13-3290944

Insight Communications Midwest, LLC	Delaware	13-4013377

Insight Communications of Central Ohio, LLC	Delaware	13-4017803

Insight Communications of Kentucky, L.P.	Delaware	94-3291448

Insight Interactive, LLC	Delaware	52-2200721

Insight Kentucky Capital, LLC	Delaware	13-4079233

Insight Kentucky Partners I, L.P.	Delaware	94-3291839

Insight Kentucky Partners II, L.P.	Delaware	94-3291449

Insight Midwest Holdings, LLC	Delaware	13-4147884

Insight Midwest, L.P.	Delaware	13-4079232

Insight Phone of Indiana, LLC	Delaware	30-0022765

Insight Phone of Kentucky, LLC	Delaware	30-0022773

Insight Phone of Ohio, LLC	Delaware	20-1397428

Interactive Cable Services, LLC	Delaware	01-0629142

Interlink Communications Partners, LLC	Delaware	84-1437911

Intrepid Acquisition LLC	Delaware	76-0732702

Marcus Cable Associates, L.L.C.	Delaware	75-2775560

Marcus Cable of Alabama, L.L.C.	Delaware	43-1548562

Marcus Cable, LLC	Delaware	75-2569103

Midwest Cable Communications, LLC	Delaware	41-0963108

NaviSite LLC	Delaware	52-2137343

New Wisconsin Procurement LLC	Delaware	81-2593009

Oceanic Time Warner Cable LLC	Delaware	45-4593273

Parity Assets LLC	Delaware	45-4854395

Peachtree Cable TV, L.P.	Delaware	None

Peachtree Cable TV, LLC	Delaware	43-1943639

Renaissance Media LLC	Delaware	14-1800030

Rifkin Acquisition Partners, LLC	Delaware	84-1317714

Robin Media Group, LLC	Delaware	54-1342676

Scottsboro TV Cable, LLC	Delaware	38-2691210

The Helicon Group, L.P.	Delaware	22-3248703

Time Warner Cable Business LLC	Delaware	35-2466312

Time Warner Cable Enterprises LLC	Delaware	45-4854395

Time Warner Cable Information Services (Alabama), LLC	Delaware	20-0639409

Time Warner Cable Information Services (Arizona), LLC	Delaware	20-4370232

Time Warner Cable Information Services (California), LLC	Delaware	20-0162970

Time Warner Cable Information Services (Colorado), LLC	Delaware	26-2375439

Time Warner Cable Information Services (Hawaii), LLC	Delaware	20-0162993

Time Warner Cable Information Services (Idaho), LLC	Delaware	20-8254896

Time Warner Cable Information Services (Illinois), LLC	Delaware	26-2375576

Time Warner Cable Information Services (Indiana), LLC	Delaware	20-1618562

Time Warner Cable Information Services (Kansas), LLC	Delaware	20-0163009

Time Warner Cable Information Services (Kentucky), LLC	Delaware	20-4370430

Time Warner Cable Information Services (Maine), LLC	Delaware	48-1296576

Time Warner Cable Information Services (Massachusetts), LLC	Delaware	20-0639517

Time Warner Cable Information Services (Michigan), LLC	Delaware	26-2376102

Time Warner Cable Information Services (Missouri), LLC	Delaware	20-0163031

Time Warner Cable Information Services (Nebraska), LLC	Delaware	20-0597251

Time Warner Cable Information Services (New Hampshire), LLC	Delaware	20-0834759

Time Warner Cable Information Services (New Jersey), LLC	Delaware	20-0605091

Time Warner Cable Information Services (New Mexico), LLC	Delaware	20-8244978

Time Warner Cable Information Services (New York), LLC	Delaware	06-1530234

Time Warner Cable Information Services (North Carolina), LLC	Delaware	05-0563203

Time Warner Cable Information Services (Ohio), LLC	Delaware	20-0163449

Time Warner Cable Information Services (Pennsylvania), LLC	Delaware	20-0639607

Time Warner Cable Information Services (South Carolina), LLC	Delaware	20-0163480

Time Warner Cable Information Services (Tennessee), LLC	Delaware	20-0639795

Time Warner Cable Information Services (Texas), LLC	Delaware	20-0095157

Time Warner Cable Information Services (Virginia), LLC	Delaware	20-4370738

Time Warner Cable Information Services (Washington), LLC	Delaware	20-5690377

Time Warner Cable Information Services (West Virginia), LLC	Delaware	20-1620308

Time Warner Cable Information Services (Wisconsin), LLC	Delaware	20-0163685

Time Warner Cable International LLC	Delaware	32-0423657

Time Warner Cable Internet Holdings III LLC	Delaware	30-0800781

Time Warner Cable Internet Holdings LLC	Delaware	80-0845781

Time Warner Cable Internet LLC	Delaware	13-4008284

Time Warner Cable, LLC	Delaware	81-2545593

Time Warner Cable Media LLC	Delaware	27-4633156

Time Warner Cable Midwest LLC	Delaware	45-4593320

Time Warner Cable New York City LLC	Delaware	45-4593291

Time Warner Cable Northeast LLC	Delaware	45-4593341

Time Warner Cable Pacific West LLC	Delaware	45-4593361

Time Warner Cable Services LLC	Delaware	61-1446887

Time Warner Cable Southeast LLC	Delaware	45-4608839

Time Warner Cable Sports LLC	Delaware	45-1560066

Time Warner Cable Texas LLC	Delaware	45-4608769

TWC Administration LLC	Delaware	90-0882471

TWC Communications, LLC	Delaware	35-2205910

TWC Digital Phone LLC	Delaware	26-0354307

TWC Media Blocker LLC	Delaware	81-2620702

TWC News and Local Programming Holdco LLC	Delaware	45-4275480

TWC News and Local Programming LLC	Delaware	45-1560311

TWC Regional Sports Network I LLC	Delaware	45-1560617

TWC Security LLC	Delaware	27-3884185

TWC SEE Holdco LLC	Delaware	20-5421447

TWC Wireless LLC	Delaware	20-3364329

TWC/Charter Dallas Cable Advertising, LLC	Delaware	26-2980350

TWC/Charter Green Bay Cable Advertising, LLC	Delaware	20-4932897

TWC/Charter Los Angeles Cable Advertising, LLC	Delaware	26-1900064

TWCIS Holdco LLC	Delaware	27-3481972

Vista Broadband Communications, LLC	Delaware	52-2085522

Wisconsin Procurement Holdco LLC	Delaware	81-2603589

400 Atlantic Street Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip code)

3.750% Senior Secured Notes due 2028

4.200% Senior Secured Notes due 2028

5.375% Senior Secured Notes due 2047

Guarantees of 3.750% Senior Secured Notes due 2028

Guarantees of 4.200% Senior Secured Notes due 2028

and Guarantees of 5.375% Senior Secured Notes due 2047

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 4th day of October, 2017.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
Name: R. Tarnas Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business June 30, 2017, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,600
Interest-bearing balances	439,216
Securities:
Held-to-maturity securities	0
Available-for-sale securities	628,823
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	10,515
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	37,583
Other assets	130,153

Total assets	$2,105,203

1

LIABILITIES
Deposits:
In domestic offices	649
Noninterest-bearing	649
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	296,346
Total liabilities	296,995
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,123,023
Not available
Retained earnings	685,564
Accumulated other comprehensive income	-1,379
Other equity capital components	0
Not available
Total bank equity capital	1,808,208
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,808,208

Total liabilities and equity capital	2,105,203

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty     )             CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President )
William D. Lindelof, Director )	Directors (Trustees)
Alphonse J. Briand, Director )

2